UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

HARROW HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Woodmont Blvd., Suite 610
Nashville, Tennessee	37205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Global Market
8.625% Senior Notes due 2026	HROWL	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further discussed below in Item 5.07, on June 3, 2021, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of Harrow Health, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s 2017 Incentive Stock and Awards Plan (the “Plan”). The Amendment increased by 4,000,000 the aggregate number of shares of the Company’s common stock which may be issued or used for reference purposes for awards granted under the Plan and includes certain other changes with respect to the Plan. A summary of the material terms of the Amendment and the Plan is set forth on pages 6 through 9 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2021. The summary and the foregoing description of the Amendment and the Plan are qualified in their entirety by reference to the text of the Amendment and the Plan, copies of which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2021, the Company held the Annual Meeting at 102 Woodmont Blvd., Suite 610, Nashville, Tennessee 37205. The number of shares of common stock entitled to vote at the Annual Meeting was 25,983,666. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 20,600,874. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

Proposal 1: Election of Directors

Stockholders voted to elect to the Board of Directors the five (5) director nominees named in the Company’s proxy statement to serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified. The results of the voting were:

Directors	For	Withheld	Broker Non-Vote
Mark L. Baum	15,881,779	83,252	4,635,843
Richard L. Lindstrom	14,072,231	1,892,800	4,635,843
Robert J. Kammer	13,576,172	2,388,859	4,635,843
Teresa F. Sparks	15,057,886	907,145	4,635,843
R. Lawrence Van Horn	15,874,425	90,606	4,635,843

Proposal 2: Ratification of Auditors

Stockholders ratified the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
20,353,990	84,972	161,912	-

Proposal 3: To approve an amendment to the Harrow Health, Inc. 2017 Incentive Stock and Awards Plan.

Stockholders approved an amendment to the Company’s 2017 Incentive Stock and Awards Plan. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
12,632,036	3,196,329	136,666	4,635,843

Proposal 4: To approve on an advisory basis, the compensation of the Company’s named executive officers.

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
14,781,072	600,632	583,327	4,635,843

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Harrow Health, Inc. 2017 Incentive Stock and Awards Plan. (a)

10.2	First Amendment to the Harrow Health, Inc. 2017 Incentive Stock and Awards Plan. (b)

(a)	Incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on August 25, 2017.
(b)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on April 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Dated: June 7, 2021	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer